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                                                                    EXHIBIT 10.4


                            INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this 1st day of December, 1999, by and between ZLand, Inc., a Delaware corporation ("Company"), and __________ ("Indemnitee").

                                    RECITALS

         A. The Indemnitee has been requested to serve as the _________________ of the Company and in such capacity render valuable services to the Company.

         B. The Company has investigated whether additional protective measures are warranted to adequately protect its directors and officers against various legal risks and potential liabilities to which such individuals are subject due to their position with the Company and has concluded that additional protective measures are warranted.

         C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve in important capacities, the Board of Directors of the Company has determined, after due consideration, that this Agreement is not only reasonable and prudent, but necessary to promote and ensure the best interests of the Company and its stockholders.

         D. The Company's execution of this Agreement has been approved by the Board of Directors of the Company.

         E. The Indemnitee has indicated to the Company that but for the Company's agreement to enter into this Agreement, the Indemnitee would decline to serve as the ______________________ of the Company.

         NOW, THEREFORE, as an inducement to the Indemnitee to serve as the (Job Title) of the Company, the Company and the Indemnitee does hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

            (1) "PROCEEDING" shall mean any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of Expenses (as defined in subparagraph (b) below) is to be provided under this Agreement.

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            (2) "EXPENSES" means, all costs, charges and expenses incurred in connection with a Proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

         2. AGREEMENT TO SERVE. The Indemnitee agrees to serve as ________________ of the Company at the will of the Company for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing or is terminated as an officer or director by the Company. Nothing in this Agreement shall be construed to create any right in the Indemnitee to continued service with the Company or any subsidiary or affiliate of the Company.

         3. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 3 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that either Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by Delaware law, whether or not the Indemnitee was the successful party in any such Proceeding; provided that any settlement shall be approved in writing by the Company.

         4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 4 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by Delaware law, whether or not the Indemnitee is the successful party in any such Proceeding. The Company shall further indemnify the Indemnitee for any damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in any such Proceeding described in the immediately preceding sentence, provided either (i) the Proceeding is settled with the approval of a court of competent jurisdiction, or (ii) indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such Proceeding.


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         5. CONCLUSIVE PRESUMPTION REGARDING STANDARD OF CONDUCT. The Indemnitee
shall be conclusively presumed to have met the relevant standards of conduct required by Delaware law for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceeding, (ii) by the stockholders of the Company by majority vote, or (iii) in a written opinion of the Company's independent legal counsel. Further, the termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption that the Indemnitee met the relevant standards of conduct required for indemnification pursuant to this Agreement.

         6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by Delaware law. For purposes of this paragraph, the Indemnitee will be deemed to have been successful on the merits if the Proceeding is terminated by settlement or is dismissed with prejudice.

         7. ADVANCES OF EXPENSES. The Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by Delaware law.

         8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes to which the Indemnitee is entitled.

         9. INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO
INDEMNIFICATION.

            (1) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding with respect to which the Indemnitee intends to claim indemnification or advancement of Expenses pursuant to this Agreement, the Indemnitee will notify the Company of the commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which it may have to the Indemnitee under this Agreement or otherwise.

            (2) If a claim for indemnification or advancement of Expenses under this Agreement is not paid by or on behalf of the Company within 30 days of receipt of written notice thereof, the Indemnitee may at any time thereafter bring suit in any court of competent jurisdiction


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against the Company to enforce the right to indemnification or advancement of
Expenses provided by this Agreement. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the Indemnitee has failed to meet the standard of conduct that makes it permissible under Delaware law for the Company to indemnify the Indemnitee for the amount claimed. The burden of proving by clear and convincing evidence that indemnification or advancement of Expenses is not appropriate shall be on the Company. The failure of the directors or stockholders of the Company or independent legal counsel to have made a determination prior to the commencement of such Proceeding that indemnification or advancement of Expenses are proper in the circumstances because the Indemnitee has met the applicable standard of conduct shall not be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

            (3) The Indemnitee's Expenses incurred in connection with any action concerning the Indemnitee's right to indemnification or advancement of Expenses in whole or in part pursuant to this Agreement shall also be indemnified in accordance with the terms of this Agreement by the Company regardless of the outcome of such action, unless a court of competent jurisdiction determines that each of the material claims made by the Indemnitee in such action was not made in good faith or was frivolous.

            (4) With respect to any Proceeding for which indemnification is requested by the Indemnitee, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's prior written consent. The Indemnitee shall have the right to employ counsel in any such Proceeding, but the Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof and the Indemnitee's approval of the Company's counsel shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the Expenses of the Indemnitee's counsel shall be at the expense of the Company. Notwithstanding the foregoing, the Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company and the Indemnitee.

        10. RETROACTIVE EFFECT. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to indemnify the Indemnitee and advance Expenses to the


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Indemnitee shall be deemed to be in effect since the date that the Indemnitee first commenced serving in any of the capacities covered by this Agreement.

        11. LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this Agreement shall be made by the Company:

            (1) to indemnify or advance Expenses to the Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or any other statute or law or otherwise as required under Delaware law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action;

            (2) to indemnify the Indemnitee for any Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance;

            (3) to indemnify the Indemnitee for any Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which the Indemnitee has been or is in fact indemnified by the Company or any other party otherwise than pursuant to this Agreement;

            (4) to indemnify the Indemnitee for any Expenses, damages, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law; or

            (5) if a court of competent jurisdiction shall enter a final order, decree or judgment to the effect that such indemnification or advancement of Expenses hereunder is unlawful under the circumstances.

        12. MAINTENANCE OF D&O INSURANCE.

            (1) The Company hereby agrees to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance ("D&O Insurance") by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee, covering the period during which the Indemnitee is serving in any one or more of the capacities covered by this Agreement and for so long thereafter as the Indemnitee is subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that the Indemnitee is serving in any of the capacities covered by this Agreement.


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            (2) In all policies of D&O Insurance to be maintained pursuant to
Paragraph 12(a) above, the Indemnitee shall be named as insureds in such a manner as to provide the Indemnitee with the greatest rights and benefits available under such policy.

        13. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed to limit or preclude any other rights to which the Indemnitee may be entitled under the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, any vote of stockholders or disinterested directors of the Company, Delaware law, or otherwise.

        14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of (i) the Indemnitee and his heirs, devisees, legatees, personal representatives, executors, administrators and assigns and
(ii) the Company and its successors and assigns, including any transferee of all or substantially all of the Company's assets and any successor or assign of the Company by merger or by operation of law.

        15. SEVERABILITY. Each provision of this Agreement is a separate and distinct agreement and independent of the other, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceable of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification and advancement of Expenses permitted under Delaware law. If this Agreement or any portion thereof is invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable provision of Delaware law or the law of any other applicable jurisdiction.

        16. HEADINGS. The headings used herein are for convenience only and shall not be used in construing or interpreting any provision of the Agreement.

        17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        18. AMENDMENTS AND WAIVERS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's Certificate of Incorporation, Bylaws or agreements, including any directors' and officers' liability insurance policies, whether the alleged actions or conduct giving rise to indemnification hereunder arose before or after any such amendment. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, whether or not similar, nor shall any waiver constitute a continuing waiver.


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        19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

        20. NOTICES. All notices and communications shall be in writing and shall be deemed duly given on the date of delivery if personally delivered or the date of receipt of refusal indicated on the return receipt if sent by first class mail, postage prepaid, registered or certified, return receipt requested, to the following addresses, unless notice of a change of address is duly given by one party to the other, in which case notices shall be sent to such changed address:

        If to the Company:

             ZLand, Inc.
             27081 Aliso Creek Road
             Aliso Viejo, California 92656
             Attn: Chairman

        If to Indemnitee:

             -------------------------------
             -------------------------------
             -------------------------------
             -------------------------------


        21. SUBROGATION. In the event of any payment under this Agreement to or on behalf of the Indemnitee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against any person, firm, corporation or other entity (other than the Company) and the Indemnitee shall execute all papers requested by the Company and shall do any and all things that may be necessary or desirable to secure such rights for the Company, including the execution of such documents necessary or desirable to enable the Company to effectively bring suit to enforce such rights.

        22. SUBJECT MATTER AND PARTIES. The intended purpose of this Agreement is to provide for indemnification and advancement of Expenses, and this Agreement is not intended to affect any other aspect of any relationship between or among the Indemnitee and the Company and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


        "Indemnitee"
                                   ----------------------------------------



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        "Company"                  ZLand, Inc., a Delaware corporation


                                   By:
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                                       John W. Veenstra, Chairman and CEO


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